EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

          In connection with the quarterly report of TrueYou.Com Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Burris, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 12, 2006

/s/ Matthew Burris

Matthew Burris
Chief Financial Officer/Chief Operating Officer

A signed original of this written statement required by Section 1350 has been provided to TrueYou.Com Inc. and will be retained by TrueYou.Com Inc. and furnished to the Securities and Exchange Commission or its staff upon request.